Exhibit 99.1

Move, Inc. Announces Second Quarter 2009 Financial Results

WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--August 5, 2009--Move, Inc. (NASDAQ:MOVE) reported financial results for the second quarter ended June 30, 2009.

Revenue for the second quarter was $54.6 million, compared to $61.4 million in the second quarter of 2008. Income from continuing operations for the second quarter was $2.1 million, compared to $2.1 million in the second quarter of 2008. Net income applicable to common stockholders was $3.2 million, or $0.02 per share, compared to a net loss of $2.2 million, or a loss of $0.01 per share in the second quarter of 2008.

Move's Adjusted EBITDA (earnings from continuing operations before interest, taxes, stock-based compensation and charges, depreciation, amortization and other non-recurring charges) on a non-GAAP basis for the second quarter of 2009 was $7.1 million, compared to $5.7 million for the second quarter of 2008. The Company has reported Adjusted EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.

"During the quarter, we continued to make solid progress toward both our short term business objectives and our long term growth strategy," said Steve Berkowitz, Move's CEO. “While we remain focused on improving the financial and operational performance across our product lines in the current economy, I'm pleased that we have begun the process of better integrating all our businesses, which we anticipate will have a positive impact on our future performance. Over the past few months, we began combining sales, product and administrative functions across the company, enabling us to better focus our efforts on leveraging our key assets, addressing areas of the business that need to be changed, and expanding our capabilities in other areas that will drive our future growth.”

Conference Call

As previously announced, Move, Inc. will host a conference call, which will be broadcast live over the Internet today, Wednesday, August 5, 2009, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). In order to participate in the call, please dial (866) 362-4829, or if outside the U.S., (617) 597-5346 with passcode 99583429, at least five minutes prior to the 2:00 p.m. PT start time. A live webcast and replay of the call will also be available at http://investor.move.com under the Event Calendar menu. An audio replay will be available between 8:00 p.m. ET, August 5, 2009, and 11:59 p.m. ET, August 19, 2009, by calling (888) 286-8010, or (617) 801-6888, with passcode 44964312.

For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2008 on March 9, 2009.

Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of income (loss) from continuing operations excluding litigation settlement charges and certain other non-cash and non-recurring items, principally depreciation, amortization and stock-based compensation and other charges, which is referred to as Adjusted EBITDA. The Company has also presented a non-GAAP table of Segment Data for the three and six month periods ended June 30, 2009 and 2008 that extracts stock-based compensation under SFAS 123R "Share Based Payment". A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

This press release may contain forward-looking statements, including information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

ABOUT MOVE, INC.

Move, Inc. (NASDAQ:MOVE) is the leader in online real estate with 8.3 million [1] monthly visitors to its online network of websites. Move, Inc. operates: Move.com, a leading destination for information on new homes and rental listings, moving, home and garden and home finance; REALTOR.com®, the official Web site of the National Association of REALTORS®; Moving.com; SeniorHousingNet; and TOP PRODUCER Systems. Move, Inc. is based in Westlake Village, California. For more information: www.move.com.

[1] comScore Media Metrix, June 2009

MOVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
Revenue	$54,637	$61,437	$109,505	$123,379
Cost of revenue (1)	12,804	11,214	25,451	22,649
Gross profit	41,833	50,223	84,054	100,730

Operating expenses: (1)
Sales and marketing	21,387	23,140	42,149	47,266
Product and web site development	6,425	6,802	12,808	13,689
General and administrative	11,465	19,433	35,487	41,604
Amortization of intangible assets	108	197	259	394
Litigation settlement	975	—	975	—
Total operating expenses	40,360	49,572	91,678	102,953
Operating income (loss) from continuing operations	1,473	651	(7,624)	(2,223)

Interest income, net	314	1,521	449	3,578
Other income, net	386	109	491	180
Income (loss) from continuing operations before income taxes	2,173	2,281	(6,684)	1,535

Provision for income taxes	(81)	(162)	(177)	(203)

Income (loss) from continuing operations	2,092	2,119	(6,861)	1,332

Income (loss) from discontinued operations	107	(3,076)	(249)	(5,650)
Gain on disposition of discontinued operations	2,303	—	2,303	—
Net income (loss)	4,502	(957)	(4,807)	(4,318)

Convertible preferred stock dividends and related accretion	(1,307)	(1,272)	(2,605)	(2,537)
Net income (loss) applicable to common stockholders	$3,195	$(2,229)	$(7,412)	$(6,855)

Basic net income (loss) per share applicable to common stockholders
Continuing operations	$0.01	$0.01	$(0.06)	$(0.01)
Discontinued operations	0.02	(0.02)	0.01	(0.04)
Basic net income (loss) per share applicable to common stockholders	$0.02	$(0.01)	$(0.05)	$(0.05)

Diluted net income (loss) per share applicable to common stockholders
Continuing operations	$0.01	$0.01	$(0.06)	$(0.01)
Discontinued operations	0.02	(0.02)	0.01	(0.04)
Diluted net income (loss) per share applicable to common stockholders	$0.02	$(0.01)	$(0.05)	$(0.05)

Shares used in calculation of net income (loss) per share applicable to common stockholders:

Basic	152,920	151,551	153,019	151,383
Diluted	156,552	158,292	153,019	151,383

(1) Includes stock-based compensation as follows:

Cost of revenue	$46	$31	$83	$69
Sales and marketing	604	103	877	209
Product and web site development	187	84	327	269
General and administrative	435	1,777	10,858	4,847
	$1,272	$1,995	$12,145	$5,394

MOVE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2009	2008
Cash flows from continuing operating activities:	(unaudited)
Income (loss) from continuing operations	$(6,861)	$1,332
Adjustments to reconcile income (loss) from continuing operations to net cash provided by continuing operating activities:
Depreciation	5,287	5,512
Amortization of intangible assets	259	394
Provision for doubtful accounts	811	440
Loss (gain) on sale of property and equipment	—	51
Stock-based compensation and charges	12,411	5,503
Change in market value of embedded derivative liability	(536)	(155)
Other non-cash items	(56)	283
Changes in operating assets and liabilities, net of acquisitions and discontinued operations:
Accounts receivable	(51)	2,116
Other assets	354	(2,865)
Accounts payable and accrued expenses	(1,774)	(760)
Deferred revenue	(4,701)	(1,092)

Net cash provided by continuing operating activities	5,143	10,759
Net cash used in discontinued operating activities	(1,225)	(4,366)
Net cash provided by operating activities	3,918	6,393

Cash flows from investing activities:
Purchases of property and equipment	(4,453)	(5,130)
Purchases of short-term investments	—	(21,552)
Maturities of short-term investments	—	1,800
Proceeds from sale of assets	—	31
Net cash used in investing activities of continuing operations	(4,453)	(24,851)
Net cash provided by investing activities of discontinued operations	1,739	799
Net cash used in investing activities	(2,714)	(24,052)

Cash flows from financing activities:
Proceeds from exercise of stock options	70	972
Tax withholdings related to net share settlements of restricted stock awards	(1,064)	—
Payments on capital lease obligations	81	(1,002)
Restricted cash	(339)	176
Net cash provided by (used in) financing activities	(1,252)	146

Change in cash and cash equivalents	(48)	(17,513)

Cash and cash equivalents, beginning of period	108,935	45,713

Cash and cash equivalents, end of period	$108,887	$28,200

MOVE, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2009	December 31, 2008
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$108,887	$108,935
Accounts receivable, net	12,022	12,833
Other current assets	11,386	11,399
Restricted cash	3,128	—
Total current assets	135,423	133,167

Property and equipment, net	21,178	21,934
Long-term investments	111,800	111,800
Goodwill, net	16,969	16,969
Intangible assets, net	3,674	3,933
Restricted cash	—	3,209
Other assets	1,629	995
Total assets	$290,673	$292,007

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,032	$4,051
Accrued expenses	21,666	22,747
Obligation under capital leases	—	339
Deferred revenue	19,298	23,991
Line of credit	64,700	64,700
Total current liabilities	108,696	115,828

Other non-current liabilities	1,162	2,043
Total liabilities	109,858	117,871

Series B convertible preferred stock	108,902	106,297

Stockholders’ equity:
Series A convertible preferred stock	—	—
Common stock	155	153
Additional paid-in capital	2,101,441	2,089,964
Accumulated other comprehensive income	(17,176)	(17,183)
Accumulated deficit	(2,012,507)	(2,005,095)
Total stockholders’ equity	71,913	67,839

Total liabilities and stockholders’ equity	$290,673	$292,007

MOVE, INC.
SEGMENT OPERATING RESULTS
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Revenue:	(unaudited)		(unaudited)
Real Estate Services	$49,011	$54,214	$99,548	$110,008
Consumer Media	5,626	7,223	9,957	13,371
Total revenue	$54,637	$61,437	$109,505	$123,379

Operating income (loss) from continuing operations (1)
Real Estate Services	$10,194	$14,228	$22,664	$25,774
Consumer Media	910	623	532	(30)
Unallocated	(9,631)	(14,200)	(30,820)	(27,967)
Operating loss from continuing operations	$1,473	$651	$(7,624)	$(2,223)

(1) Includes stock-based compensation as follows:

Real Estate Services	$1,066	$669	$1,629	$2,400
Consumer Media	135	95	205	179
Unallocated	71	1,231	10,311	2,815
	$1,272	$1,995	$12,145	$5,394

MOVE, INC.
SEGMENT OPERATING RESULTS
NET OF STOCK-BASED COMPENSATION EXPENSE
(in thousands)

	Three months ended
	June 30, 2009
	(unaudited)
	Real Estate	Consumer		Stock-based
	Services	Media	Unallocated	Compensation	Total
Revenue	$49,011	$5,626	$—	$—	$54,637
Cost of revenue	10,314	1,974	470	46	12,804
Gross profit	38,697	3,652	(470)	(46)	41,833

Sales and marketing	18,141	1,630	1,012	604	21,387
Product and web site development	5,145	487	606	187	6,425
General and administrative	4,151	490	6,389	435	11,465
Amortization of intangibles			108		108
Litigation Settlement	—	—	975	—	975
Total operating expenses	27,437	2,607	9,090	1,226	40,360

Operating income (loss) from continuing operations	$11,260	$1,045	$(9,560)	$(1,272)	$1,473

	Three months ended
	June 30, 2008
	(unaudited)
	Real Estate	Consumer		Stock-based
	Services	Media	Unallocated	Compensation	Total
Revenue	$54,214	$7,223	$—	$—	$61,437
Cost of revenue	9,424	1,531	228	31	11,214
Gross profit	44,790	5,692	(228)	(31)	50,223

Sales and marketing	17,998	3,402	1,637	103	23,140
Product and web site development	5,787	331	600	84	6,802
General and administrative	6,108	1,241	10,307	1,777	19,433
Amortization of intangibles	—	—	197	—	197
Total operating expenses	29,893	4,974	12,741	1,964	49,572

Operating income (loss) from continuing operations	$14,897	$718	$(12,969)	$(1,995)	$651

MOVE, INC.
SEGMENT OPERATING RESULTS
NET OF STOCK-BASED COMPENSATION EXPENSE
(in thousands)

	Six months ended
	June 30, 2009
	(unaudited)
	Real Estate	Consumer		Stock-based
	Services	Media	Unallocated	Compensation	Total
Revenue	$99,548	$9,957	$—	$—	$109,505
Cost of revenue	20,609	3,860	899	83	25,451
Gross profit	78,939	6,097	(899)	(83)	84,054

Sales and marketing	35,829	3,431	2,012	877	42,149
Product and web site development	10,378	1,015	1,088	327	12,808
General and administrative	8,439	914	15,276	10,858	35,487
Amortization of intangibles			259		259
Litigation settlement	—	—	975	—	975
Total operating expenses	54,646	5,360	19,610	12,062	91,678

Operating income (loss) from continuing operations	$24,293	$737	$(20,509)	$(12,145)	$(7,624)

	Six months ended
	June 30, 2008
	(unaudited)
	Real Estate	Consumer		Stock-based
	Services	Media	Unallocated	Compensation	Total
Revenue	$110,008	$13,371	$—	$—	$123,379
Cost of revenue	18,902	3,098	580	69	22,649
Gross profit	91,106	10,273	(580)	(69)	100,730

Sales and marketing	37,264	6,776	3,017	209	47,266
Product and web site development	11,403	776	1,241	269	13,689
General and administrative	14,265	2,572	19,920	4,847	41,604
Amortization of intangibles	—	—	394	—	394
Total operating expenses	62,932	10,124	24,572	5,325	102,953

Operating income (loss) from continuing operations	$28,174	$149	$(25,152)	$(5,394)	$(2,223)

MOVE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE
OPERATING INCOME (LOSS) FROM CONTINUING OPERATIONS EXCLUDING STOCK-BASED
COMPENSATION AND CHARGES, DEPRECIATION, AMORTIZATION, LITIGATION SETTLEMENT AND
NON-RECURRING SEVERANCE COSTS (EBITDA)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
Operating income (loss) from continuing operations	$1,473	$651	(7,624)	(2,223)

Plus:
Stock-based charges	117	13	266	109
Amortization of intangible assets	108	197	259	394
Depreciation	2,668	2,883	5,287	5,512
Stock-based compensation	1,272	1,995	12,145	5,394
Litigation settlement	975	—	975	—
Non-recurring severance costs	497	—	2,397	—
Adjusted EBITDA	$7,110	$5,739	13,705	9,186

CONTACT:
The Blueshirt Group
Todd Friedman, 415-217-7722
todd@blueshirtgroup.com
Stacie Bosinoff, 415-217-7722
Stacie@blueshirtgroup.com